Exhibit 99.1

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2018 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018
Net revenue: (a)
Hybrid IT	$—	$—	$—	$—	$—	$6,158	$5,893	$6,109	$6,338	$24,498	$(6,158)	$(5,893)	$(6,109)	$(6,338)	$(24,498)
Compute	3,864	3,591	3,840	3,847	15,142	—	—	—	—	—	3,864	3,591	3,840	3,847	15,142
HPC & MCS	687	703	733	864	2,987	—	—	—	—	—	687	703	733	864	2,987
Storage	1,297	1,282	1,247	1,332	5,158	—	—	—	—	—	1,297	1,282	1,247	1,332	5,158
A & PS	285	293	267	273	1,118	—	—	—	—	—	285	293	267	273	1,118
Intelligent Edge	681	730	807	795	3,013	656	706	785	773	2,920	25	24	22	22	93
Financial Services	888	916	928	939	3,671	888	916	928	939	3,671	—	—	—	—	—
Corporate Investments	136	134	134	139	543	136	134	134	139	543	—	—	—	—	—
Total Segments	7,838	7,649	7,956	8,189	31,632	7,838	7,649	7,956	8,189	31,632	—	—	—	—	—
Elimination of intersegment net revenue and other	(164)	(181)	(192)	(243)	(780)	(164)	(181)	(192)	(243)	(780)	—	—	—	—	—
Total HPE consolidated net revenue	$7,674	$7,468	$7,764	$7,946	$30,852	$7,674	$7,468	$7,764	$7,946	$30,852	$—	$—	$—	$—	$—
Earnings before taxes: (a)
Hybrid IT	$—	$—	$—	$—	$—	$572	$591	$624	$716	$2,503	$(572)	$(591)	$(624)	$(716)	$(2,503)
Compute	287	307	346	366	1,306	—	—	—	—	—	287	307	346	366	1,306
HPC & MCS	62	84	108	130	384	—	—	—	—	—	62	84	108	130	384
Storage	230	199	183	218	830	—	—	—	—	—	230	199	183	218	830
A & PS	(21)	(16)	(29)	(13)	(79)	—	—	—	—	—	(21)	(16)	(29)	(13)	(79)
Intelligent Edge	48	73	117	101	339	34	56	101	86	277	14	17	16	15	62
Financial Services	71	72	72	71	286	71	72	72	71	286	—	—	—	—	—
Corporate Investments	(26)	(28)	(25)	(12)	(91)	(26)	(28)	(25)	(12)	(91)	—	—	—	—	—
Total segment earnings from operations(b)	651	691	772	861	2,975	651	691	772	861	2,975	—	—	—	—	—
Unallocated corporate costs and eliminations	(59)	(61)	(49)	(90)	(259)	(59)	(61)	(49)	(90)	(259)	—	—	—	—	—
Unallocated stock-based compensation expense	(30)	(20)	(14)	(9)	(73)	(30)	(20)	(14)	(9)	(73)	—	—	—	—	—
Amortization of intangible assets	(78)	(72)	(72)	(72)	(294)	(78)	(72)	(72)	(72)	(294)	—	—	—	—	—
Restructuring charges	(5)	(10)	1	(5)	(19)	(5)	(10)	1	(5)	(19)	—	—	—	—	—
Transformation costs	(245)	(120)	(126)	77	(414)	(245)	(120)	(126)	77	(414)	—	—	—	—	—
Acquisition and other related charges	(30)	(16)	(24)	(12)	(82)	(30)	(16)	(24)	(12)	(82)	—	—	—	—	—
Separation costs	24	(26)	2	(9)	(9)	24	(26)	2	(9)	(9)	—	—	—	—	—
Impairment of goodwill	—	—	—	(88)	(88)	—	—	—	(88)	(88)	—	—	—	—	—
Interest and other, net	(21)	(78)	(64)	(111)	(274)	(21)	(78)	(64)	(111)	(274)	—	—	—	—	—
Tax indemnification adjustments	(919)	(425)	2	(12)	(1,354)	(919)	(425)	2	(12)	(1,354)	—	—	—	—	—
Non-service net periodic benefit credit	33	31	26	31	121	33	31	26	31	121	—	—	—	—	—
Earnings (loss) from equity interests	22	(10)	11	15	38	22	(10)	11	15	38	—	—	—	—	—
Total HPE consolidated (loss) earnings before taxes	$(657)	$(116)	$465	$576	$268	$(657)	$(116)	$465	$576	$268	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2018 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018		Apr. 30, 2018		Jul. 31, 2018		Oct. 31, 2018		Oct. 31, 2018
Segment operating margin:(a)
Hybrid IT	—%	—%	—%	—%	—%	9.3%	10.0%	10.2%	11.3%	10.2%	(9.3	pts)	(10.0	pts)	(10.2	pts)	(11.3	pts)	(10.2	pts)
Compute	7.4%	8.5%	9.0%	9.5%	8.6%	—%	—%	—%	—%	—%	7.4	pts	8.5	pts	9.0	pts	9.5	pts	8.6	pts
HPC & MCS	9.0%	11.9%	14.7%	15.0%	12.9%	—%	—%	—%	—%	—%	9.0	pts	11.9	pts	14.7	pts	15.0	pts	12.9	pts
Storage	17.7%	15.5%	14.7%	16.4%	16.1%	—%	—%	—%	—%	—%	17.7	pts	15.5	pts	14.7	pts	16.4	pts	16.1	pts
A & PS	(7.4)%	(5.5)%	(10.9)%	(4.8)%	(7.1)%	—%	—%	—%	—%	—%	(7.4	pts)	(5.5	pts)	(10.9	pts)	(4.8	pts)	(7.1	pts)
Intelligent Edge	7.0%	10.0%	14.5%	12.7%	11.3%	5.2%	7.9%	12.9%	11.1%	9.5%	1.8	pts	2.1	pts	1.6	pts	1.6	pts	1.8	pts
Financial Services	8.0%	7.9%	7.8%	7.6%	7.8%	8.0%	7.9%	7.8%	7.6%	7.8%	—		—		—		—		—
Corporate Investments	(19.1)%	(20.9)%	(18.7)%	(8.6)%	(16.8)%	(19.1)%	(20.9)%	(18.7)%	(8.6)%	(16.8)%	—		—		—		—		—
Total segment earnings from operations	8.3%	9.0%	9.7%	10.5%	9.4%	8.3%	9.0%	9.7%	10.5%	9.4%	—		—		—		—		—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2018 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018	Jan. 31, 2018	Apr. 30, 2018	Jul. 31, 2018	Oct. 31, 2018	Oct. 31, 2018
Net revenue: (a)
Hybrid IT
Compute	$—	$—	$—	$—	$—	$3,518	$3,263	$3,569	$3,707	$14,057	$(3,518)	$(3,263)	$(3,569)	$(3,707)	$(14,057)
Storage	—	—	—	—	—	948	912	887	959	3,706	(948)	(912)	(887)	(959)	(3,706)
HPE Pointnext	—	—	—	—	—	1,692	1,718	1,653	1,672	6,735	(1,692)	(1,718)	(1,653)	(1,672)	(6,735)
Compute	3,864	3,591	3,840	3,847	15,142	—	—	—	—	—	3,864	3,591	3,840	3,847	15,142
HPC & MCS	687	703	733	864	2,987	—	—	—	—	—	687	703	733	864	2,987
Storage	1,297	1,282	1,247	1,332	5,158	—	—	—	—	—	1,297	1,282	1,247	1,332	5,158
A & PS	285	293	267	273	1,118	—	—	—	—	—	285	293	267	273	1,118
Total Hybrid IT	6,133	5,869	6,087	6,316	24,405	6,158	5,893	6,109	6,338	24,498	(25)	(24)	(22)	(22)	(93)
Hybrid IT Group Products(b)	4,442	4,153	4,433	4,638	17,666	4,466	4,175	4,456	4,666	17,763	(24)	(22)	(23)	(28)	(97)
Hybrid IT Group Services (a) (b)	1,691	1,716	1,654	1,678	6,739	1,692	1,718	1,653	1,672	6,735	(1)	(2)	1	6	4
Intelligent Edge
HPE Aruba Products	582	629	703	685	2,599	582	629	703	685	2,599	—	—	—	—	—
HPE Aruba Services	99	101	104	110	414	74	77	82	88	321	25	24	22	22	93
Total Intelligent Edge	681	730	807	795	3,013	656	706	785	773	2,920	25	24	22	22	93
Financial Services	888	916	928	939	3,671	888	916	928	939	3,671	—	—	—	—	—
Corporate Investments	136	134	134	139	543	136	134	134	139	543	—	—	—	—	—
Total segments	7,838	7,649	7,956	8,189	31,632	7,838	7,649	7,956	8,189	31,632	—	—	—	—	—
Elimination of intersegment net revenue and other	(164)	(181)	(192)	(243)	(780)	(164)	(181)	(192)	(243)	(780)	—	—	—	—	—
Total HPE consolidated net revenue	$7,674	$7,468	$7,764	$7,946	$30,852	$7,674	$7,468	$7,764	$7,946	$30,852	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2019 SEGMENT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019
Net revenue: (a)
Hybrid IT	$—	$—	$—	$—	$—	$5,970	$5,636	$5,549	$5,670	$22,825	$(5,970)	$(5,636)	$(5,549)	$(5,670)	$(22,825)
Compute	3,575	3,318	3,400	3,349	13,642	—	—	—	—	—	3,575	3,318	3,400	3,349	13,642
HPC & MCS	779	721	633	777	2,910	—	—	—	—	—	779	721	633	777	2,910
Storage	1,356	1,318	1,255	1,256	5,185	—	—	—	—	—	1,356	1,318	1,255	1,256	5,185
A & PS	241	260	242	269	1,012	—	—	—	—	—	241	260	242	269	1,012
Intelligent Edge	705	685	781	742	2,913	686	666	762	723	2,837	19	19	19	19	76
Financial Services	919	896	888	878	3,581	919	896	888	878	3,581	—	—	—	—	—
Corporate Investments	118	125	130	134	507	118	125	130	134	507	—	—	—	—	—
Total segments	7,693	7,323	7,329	7,405	29,750	7,693	7,323	7,329	7,405	29,750	—	—	—	—	—
Elimination of intersegment net revenue and other	(140)	(173)	(112)	(190)	(615)	(140)	(173)	(112)	(190)	(615)	—	—	—	—	—
Total HPE consolidated net revenue	$7,553	$7,150	$7,217	$7,215	$29,135	$7,553	$7,150	$7,217	$7,215	$29,135	$—	$—	$—	$—	$—
Earnings before taxes: (a)
Hybrid IT	$—	$—	$—	$—	$—	$675	$645	$704	$780	$2,804	$(675)	$(645)	$(704)	$(780)	$(2,804)
Compute	340	307	439	464	1,550	—	—	—	—	—	340	307	439	464	1,550
HPC & MCS	98	92	51	79	320	—	—	—	—	—	98	92	51	79	320
Storage	254	244	207	219	924	—	—	—	—	—	254	244	207	219	924
A & PS	(32)	(14)	(9)	1	(54)	—	—	—	—	—	(32)	(14)	(9)	1	(54)
Intelligent Edge	24	36	53	46	159	9	20	37	29	95	15	16	16	17	64
Financial Services	77	77	77	74	305	77	77	77	74	305	—	—	—	—	—
Corporate Investments	(28)	(29)	(25)	(26)	(108)	(28)	(29)	(25)	(26)	(108)	—	—	—	—	—
Total segment earnings from operations	733	713	793	857	3,096	733	713	793	857	3,096	—	—	—	—	—
Unallocated corporate costs and eliminations	(50)	(64)	(65)	(107)	(286)	(50)	(64)	(65)	(107)	(286)	—	—	—	—	—
Unallocated stock-based compensation expense	(14)	(15)	(13)	(17)	(59)	(14)	(15)	(13)	(17)	(59)	—	—	—	—	—
Amortization of intangible assets	(72)	(69)	(58)	(68)	(267)	(72)	(69)	(58)	(68)	(267)	—	—	—	—	—
Transformation costs	(78)	(54)	(170)	(151)	(453)	(78)	(54)	(170)	(151)	(453)	—	—	—	—	—
Disaster recoveries	—	7	—	—	7	—	7	—	—	7	—	—	—	—	—
Acquisition and other related charges	(63)	(84)	(563)	(54)	(764)	(63)	(84)	(563)	(54)	(764)	—	—	—	—	—
Interest and other, net	(51)	(18)	(70)	(38)	(177)	(51)	(18)	(70)	(38)	(177)	—	—	—	—	—
Tax indemnification adjustments	219	4	(134)	288	377	219	4	(134)	288	377	—	—	—	—	—
Non-service net periodic benefit credit	16	17	12	14	59	16	17	12	14	59	—	—	—	—	—
Earnings (loss) from equity interests	15	3	3	(1)	20	15	3	3	(1)	20	—	—	—	—	—
Total HPE consolidated earnings (loss) before taxes	$655	$440	$(265)	$723	$1,553	$655	$440	$(265)	$723	$1,553	$—	$—	$—	$—	$—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2019 SEGMENT INFORMATION (Revised)
(Unaudited)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended								Twelve months ended
	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019		Apr. 30, 2019		Jul. 31, 2019		Oct. 31, 2019		Oct. 31, 2019
Segment operating margin:(a)
Hybrid IT	—%	—%	—%	—%	—%	11.3%	11.4%	12.7%	13.8%	12.3%	(11.3	pts)	(11.4	pts)	(12.7	pts)	(13.8	pts)	(12.3	pts)
Compute	9.5%	9.3%	12.9%	13.9%	11.4%	—%	—%	—%	—%	—%	9.5	pts	9.3	pts	12.9	pts	13.9	pts	11.4	pts
HPC & MCS	12.6%	12.8%	8.1%	10.2%	11.0%	—%	—%	—%	—%	—%	12.6	pts	12.8	pts	8.1	pts	10.2	pts	11.0	pts
Storage	18.7%	18.5%	16.5%	17.4%	17.8%	—%	—%	—%	—%	—%	18.7	pts	18.5	pts	16.5	pts	17.4	pts	17.8	pts
A & PS	(13.3)%	(5.4)%	(3.7)%	0.4%	(5.3)%	—%	—%	—%	—%	—%	(13.3	pts)	(5.4	pts)	(3.7	pts)	0.4	pts	(5.3	pts)
Intelligent Edge	3.4%	5.3%	6.8%	6.2%	5.5%	1.3%	3.0%	4.9%	4.0%	3.3%	2.1	pts	2.3	pts	1.9	pts	2.2	pts	2.2	pts
Financial Services	8.4%	8.6%	8.7%	8.4%	8.5%	8.4%	8.6%	8.7%	8.4%	8.5%	—		—		—		—		—
Corporate Investments	(23.7)%	(23.2)%	(19.2)%	(19.4)%	(21.3)%	(23.7)%	(23.2)%	(19.2)%	(19.4)%	(21.3)%	—		—		—		—		—
Total segment earnings from operations	9.5%	9.7%	10.8%	11.6%	10.4%	9.5%	9.7%	10.8%	11.6%	10.4%	—		—		—		—		—

HEWLETT PACKARD ENTERPRISE COMPANY AND SUBSIDIARIES
FISCAL 2019 SEGMENT / BUSINESS UNIT INFORMATION (Revised)
(Unaudited)
(In millions)

	REVISED AMOUNTS					AMOUNTS AS PREVIOUSLY REPORTED					VARIANCE
	Three months ended				Twelve months ended	Three months ended				Twelve months ended	Three months ended				Twelve months ended
	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019	Jan. 31, 2019	Apr. 30, 2019	Jul. 31, 2019	Oct. 31, 2019	Oct. 31, 2019
Net revenue: (a)
Hybrid IT
Compute	$—	$—	$—	$—	$—	$3,402	$3,093	$3,151	$3,233	$12,879	$(3,402)	$(3,093)	$(3,151)	$(3,233)	$(12,879)
Storage	—	—	—	—	—	975	942	844	848	3,609	(975)	(942)	(844)	(848)	(3,609)
HPE Pointnext	—	—	—	—	—	1,593	1,601	1,554	1,589	6,337	(1,593)	(1,601)	(1,554)	(1,589)	(6,337)
Compute	3,575	3,318	3,400	3,349	13,642	—	—	—	—	—	3,575	3,318	3,400	3,349	13,642
HPC & MCS	779	721	633	777	2,910	—	—	—	—	—	779	721	633	777	2,910
Storage	1,356	1,318	1,255	1,256	5,185	—	—	—	—	—	1,356	1,318	1,255	1,256	5,185
A & PS	241	260	242	269	1,012	—	—	—	—	—	241	260	242	269	1,012
Total Hybrid IT	5,951	5,617	5,530	5,651	22,749	5,970	5,636	5,549	5,670	22,825	(19)	(19)	(19)	(19)	(76)
Hybrid IT Group Products(b)	4,350	4,006	3,963	4,031	16,350	4,377	4,035	3,995	4,081	16,488	(27)	(29)	(32)	(50)	(138)
Hybrid IT Group Services(a) (b)	1,601	1,611	1,567	1,620	6,399	1,593	1,601	1,554	1,589	6,337	8	10	13	31	62
Intelligent Edge
HPE Aruba Products	597	577	668	620	2,462	597	577	668	620	2,462	—	—	—	—	—
HPE Aruba Services	108	108	113	122	451	89	89	94	103	375	19	19	19	19	76
Total Intelligent Edge	705	685	781	742	2,913	686	666	762	723	2,837	19	19	19	19	76
Financial Services	919	896	888	878	3,581	919	896	888	878	3,581	—	—	—	—	—
Corporate Investments	118	125	130	134	507	118	125	130	134	507	—	—	—	—	—
Total segments	7,693	7,323	7,329	7,405	29,750	7,693	7,323	7,329	7,405	29,750	—	—	—	—	—
Elimination of intersegment net revenue and other	(140)	(173)	(112)	(190)	(615)	(140)	(173)	(112)	(190)	(615)	—	—	—	—	—
Total HPE consolidated net revenue	$7,553	$7,150	$7,217	$7,215	$29,135	$7,553	$7,150	$7,217	$7,215	$29,135	$—	$—	$—	$—	$—

(a) Effective at the beginning of the first quarter of fiscal 2020, Hewlett Packard Enterprise Company ("the Company") implemented certain organizational changes to align its segment financial reporting more closely with its current business structure. As a result of these organizational changes, the Company created four new financial reporting segments, Compute, High Performance Compute & Mission-Critical Systems ("HPC & MCS"), Storage and Advisory and Professional Services ("A & PS"), and eliminated the Hybrid IT segment and the Compute, Storage and HPE Pointnext business units within it.
The Compute segment consists of the general purpose server and certain workload optimized server portfolios that were previously a part of the Compute business unit and the related operational services business that was previously a part of the HPE Pointnext business unit, both of which were previously a part of the Hybrid IT segment. The HPC & MCS segment consists of high performance compute, mission-critical systems, and edge compute offerings that were previously a part of the Compute business unit and the related operational services business that was previously a part of the HPE Pointnext business unit, both of which were previously a part of the Hybrid IT segment. The Storage segment consists of the former Storage business unit, the related operational services business that was previously a part of the HPE Pointnext business unit and the hyperconverged infrastructure products that were previously a part of the Compute business unit, all of which were previously a part of the Hybrid IT segment. The A & PS segment consists of the consultative-led services that were previously a part of the HPE Pointnext business unit of the Hybrid IT segment.
In addition, the HPE Aruba Services business unit of the Intelligent Edge segment now includes the Data Center Networking ("DC Networking") operational services business that was previously a part of the HPE Pointnext business unit of the Hybrid IT segment. The DC Networking business, other than operational services, had been transferred to the Intelligent Edge segment in a prior realignment.
The Compute, HPC & MCS, Storage and A & PS segments are structured beneath a broader Hybrid IT Group. While Hybrid IT is no longer a reportable segment, HPE aggregates these segments and provides financial data in order to provide a supplementary view of the Hybrid IT Group.
The Company reflected these changes to its segment information retrospectively to the earliest period presented, which primarily resulted in the transfer of net revenue and operating profit for each of the businesses as described above.
(b) Certain operational services revenue previously reported within the Storage business unit, has been realigned retrospectively to Hybrid IT Group Services revenue.
These changes had no impact on Hewlett Packard Enterprise's previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.